Exhibit 24
POWER OF ATTORNEY
Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      24th day of  February        2015.

/s/ Bill J. Dismuke
Bill J. Dismuke, Director

POWER OF ATTORNEY
Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      24th day of  February        2015.

/s/ Gary W. Rollins
Gary W. Rollins, Director

POWER OF ATTORNEY
Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      24th day of  February        2015.

/s/ Henry B. Tippie
Henry B. Tippie, Director

POWER OF ATTORNEY
Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this     24th day of  February         2015.

/s/ James A. Lane, Jr.
James A. Lane, Jr., Director

POWER OF ATTORNEY
Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this     24th day of  February       2015.

/s/ James B. Williams
James B. Williams, Director

POWER OF ATTORNEY
Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      24th day of  February        2015.

/s/ Linda H. Graham
Linda H. Graham, Director

POWER OF ATTORNEY
Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this     24th day of  February          2015.

/s/ Larry L. Prince
Larry L. Prince, Director

POWER OF ATTORNEY
Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this     24th day of  February         2015.

/s/ R. Randall Rollins
R. Randall Rollins, Director